Exhibit 10.3

                        Consent of Independent Accountant



                                THOMAS P. MONAHAN
                           CERTIFIED PUBLIC ACCOUNTANT
                              208 LEXINGTON AVENUE
                           PATERSON, NEW JERSEY 07502
                                 (973) 790-8775
                               Fax (973) 790-8845

To The Board of Directors and Shareholders of International Test Systems, Inc., (a development stage company)

         I hereby consent to the use of my report, dated March 17, 2000 on the balance sheet of International Test Systems, Inc. as of December 31, 1999 and the related statements of operations, cash flows and shareholders' equity for the period from inception, May 13, 1999 to December 31, 1999, in the Registration Statement on Form SB-1 and the related Prospectus of International Test Systems, Inc. for the registration of its common stock, class A redeemable warrants, and class B redeemable warrants.

/s/ Thomas P. Monahan
---------------------
Thomas P. Monahan
July 26, 2000